UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01700
                                  -----------

                    FRANKLIN GOLD AND PRECIOUS METALS FUND
                  --------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               --------------------------------------------------
                (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        ----------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                     -------------

Date of fiscal year end: 7/31
                         ----

Date of reporting period: 7/31/09
                          -------


ITEM 1. REPORTS TO STOCKHOLDERS.



JULY 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

                                    (GRAPHIC)

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                                                                          SECTOR

                                    FRANKLIN
                          GOLD AND PRECIOUS METALS FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

                                    Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Franklin Gold and Precious Metals Fund ....................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   13
Financial Highlights and Statement of Investments .........................   15
Financial Statements ......................................................   22
Notes to Financial Statements .............................................   26
Report of Independent Registered Public Accounting Firm ...................   37
Tax Designation ...........................................................   38
Board Members and Officers ................................................   39
Shareholder Information ...................................................   43

Shareholder Letter

Dear Shareholder:

The one-year period ended July 31, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During much of this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. In the past four months, the U.S. economy, while still in a downturn, became marginally "less worse" as the recession seemed to loosen its grip. The results of government "stress tests" of major financial institutions were generally positive, enabling those institutions to raise capital in the public markets and avoid a worst-case scenario of government takeovers and/or failures of major banks. For most of the reporting period, stocks suffered major losses as investors worried about an uncertain future. After reaching cyclical lows in March, the stock indexes began a rally as many investors reentered the market. At the same time, U.S. Treasury yields rose from multi-year lows as investor risk aversion waned.

Amid recent events, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

In the enclosed annual report for Franklin Gold and Precious Metals Fund, the portfolio manager discusses market conditions, investment management decisions and Fund performance during the period under review. You will also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Gold and Precious Metals Fund

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JULY 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Franklin Gold and Precious Metals Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Gold and Precious Metals Fund seeks capital appreciation, with current income as its secondary goal, by investing at least 80% of its net assets in securities of gold and precious metals operation companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Gold and Precious Metals Fund covers the fiscal year ended July 31, 2009.

PERFORMANCE OVERVIEW

Franklin Gold and Precious Metals Fund - Class A had a -3.48% cumulative total return for the 12 months ended July 31, 2009. The Fund - Class A performed better than the broad Standard & Poor's 500 Index's (S&P 500's) -19.96% total return and the sector-specific FTSE Gold Mines Index's -4.10% price return during the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the 12-month period ended July 31, 2009, the U.S. economy and stock markets reached historical extremes, declining dramatically until tentative signs of stabilization emerged in the latter half of the period and equity markets staged a robust rally. Early in the period, the U.S. recession deepened, several blue chip banks and financial institutions failed or sought government assistance, credit markets seized up and housing prices plummeted. With a new president, Barack Obama, the country and financial markets were eager to see how effectively the government could address these problems.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The FTSE Gold Mines Index is a free float-weighted index that comprises companies whose principal activity is gold mining. This is a price-only index and does not include dividends. The indexes are unmanaged. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                Annual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 7/31/09

Canada                                      41.8%
South Africa                                22.3%
Australia                                   14.9%
U.K                                         10.4%
U.S.                                         3.4%
Peru                                         3.2%
Papua New Guinea                             2.5%
Other                                        0.7%
Short-Term Investments & Other Net Assets    0.8%

Despite the government's swift interventions, novel policy responses and massive emergency funding, the nation's economic travails continued. Although home sales declined for most of the period, they edged higher near period-end, but prices remained depressed in light of persistent mortgage defaults and weak demand. Jobless claims mounted and the unemployment rate surged from 5.8% to 9.4% during the year, led by steep losses in manufacturing, construction and business services.(2) Cumulative job losses since the recession began in December 2007 increased to 6.7 million, the biggest drop in any post-World War II economic slump.(2) As consumers grew more frugal, retail and auto sales plummeted. The Conference Board's Consumer Confidence Index fell to the lowest level since it began in 1967 before rebounding in 2009's second quarter due to improved expectations. Economic activity as measured by gross domestic product (GDP) declined 3.9% in the second quarter of 2009 compared with the second quarter of 2008, the biggest year-over-year contraction in 27 years.

Oil prices stood at an elevated level of $124 per barrel at the beginning of the period but retreated to a four-year low of $31 in December as demand waned amid an intensifying global recession. Prices rose to $69 by period-end as commodities fluctuated in tandem with investor sentiment and vacillations in equity markets. Other commodity prices, including those for industrial metals and agricultural products, were also driven by optimism that a global recovery could revive demand. Partially as a result of the steep price correction for energy products and reduced consumer spending, deflationary pressures surfaced and July's inflation rate was an annualized -2.1%, representing the steepest yearly decline in the cost of living in nearly six decades.(2) Core inflation, which excludes food and energy costs, rose at a 1.5% annualized rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%.(2)

A slowing economy and decelerating inflation prompted Washington policy-makers to further lower interest rates and enact stimulus plans. During the 12 months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.00% at the start of the period. Toward period-end the Fed stated the economy and financial system were still too weak for it to begin tightening monetary policy. The government introduced various new measures to shore up financial markets and enhance market liquidity, and out-lined details of its Public-Private Investment Program, with an objective of removing devalued real estate-related assets from banks' balance sheets.

Most stocks and bonds suffered major losses through early March as investors worried about an uncertain future. Following an extended wave of extreme

(2.) Source: Bureau of Labor Statistics.


                                4 | Annual Report

PRECIOUS METALS PRICES (8/1/08-7/31/09)*

                               (PERFORMANCE GRAPH)

DATE        PLATINUM (LHS)   GOLD (LHS)   PALLADIUM (RHS)
----        --------------   ----------   ---------------
8/1/2008         1760.5         914.07            382
8/1/2008         1656.5         910.95         368.75
8/4/2008           1565          894.8          354.5
8/5/2008           1574          874.4         356.75
8/6/2008         1604.5          879.8            354
8/7/2008         1575.5         873.05          348.5
8/8/2008         1556.5          856.6            332
8/11/2008          1527         823.85            322
8/12/2008          1477         812.32         310.25
8/13/2008          1514          826.8         324.75
8/14/2008          1491         806.63          308.5
8/15/2008        1371.5          787.7          284.5
8/18/2008          1395         800.07            286
8/19/2008        1359.5          814.2          286.5
8/20/2008        1379.5         813.67          285.5
8/21/2008        1459.5            837            290
8/22/2008        1435.5         823.05            287
8/25/2008          1433         821.95         289.25
8/26/2008          1420          824.9            286
8/27/2008        1443.5          826.9            292
8/28/2008        1477.5         834.05         293.75
8/29/2008        1486.5         831.15          306.5
9/1/2008         1445.5          817.7         301.75
9/2/2008           1402         805.35          289.5
9/3/2008         1388.5          801.3            287
9/4/2008           1400         796.45         284.25
9/5/2008           1373          803.5         275.75
9/8/2008         1343.5          802.3            262
9/9/2008         1235.5         777.25            233
9/10/2008          1180         752.45         227.75
9/11/2008          1143         746.47          230.5
9/12/2008          1210          765.5          246.5
9/15/2008        1179.5         786.65          236.5
9/16/2008       1070.75         779.75            225
9/17/2008          1130         863.85          247.5
9/18/2008          1103         850.84            236
9/19/2008          1136         873.55            236
9/22/2008          1256            897          257.5
9/23/2008        1221.5         892.15            250
9/24/2008        1202.5         882.63            251
9/25/2008        1185.5          877.9          239.5
9/26/2008          1123         878.75            226
9/29/2008          1090          909.5          213.5
9/30/2008          1011         870.95          199.5
10/1/2008          1036          870.8          206.5
10/2/2008         974.5          836.4          195.5
10/3/2008           962          835.5            199
10/6/2008           973         859.75         197.75
10/7/2008        1014.5          887.1            199
10/8/2008        1002.5         907.62          198.5
10/9/2008        1030.5         913.25          204.5
10/10/2008        992.5         849.85         193.25
10/13/2008          989         833.05         204.25
10/14/2008       1027.5          836.7            199
10/15/2008        968.5          846.9         192.75
10/16/2008          896          804.6            177
10/17/2008          866         783.35          174.5
10/20/2008        898.5          796.9            183
10/21/2008        893.5         771.65          183.5
10/22/2008        844.5         730.45          178.5
10/23/2008        810.5         721.45            172
10/24/2008        800.5         734.75            170
10/27/2008          771          730.8            173
10/28/2008          811         746.95          181.5
10/29/2008          808         754.95            199
10/30/2008        830.5         738.13            202
10/31/2008          823         724.55          199.5
11/3/2008           820         723.45          200.5
11/4/2008         851.5         763.25            212
11/5/2008         871.5         740.35          219.5
11/6/2008         836.5         732.85         220.75
11/7/2008         854.5         736.65            225
11/10/2008          857          746.2          221.5
11/11/2008        822.5          731.7          217.5
11/12/2008          820          712.3         214.25
11/13/2008        831.5          736.5            214
11/14/2008        840.5          742.1            217
11/17/2008          814         737.92          218.5
11/18/2008          836         738.15          217.5
11/19/2008          818         734.55          183.5
11/20/2008        777.5         745.06         180.25
11/21/2008        826.5          800.4          185.5
11/24/2008          866         821.65          195.5
11/25/2008          870         821.05          198.5
11/26/2008        864.5          812.9          193.5
11/27/2008          863         815.83          191.5
11/28/2008        881.5         818.05          190.5
12/1/2008         800.5         768.95            176
12/2/2008           806         782.35            173
12/3/2008         803.5         773.95            175
12/4/2008         796.5            767          170.5
12/5/2008           803         756.45          164.5
12/8/2008         831.5          772.7            177
12/9/2008         813.5         776.95            178
12/10/2008          832          810.6         181.25
12/11/2008          836         821.35            181
12/12/2008        820.5         822.35            174
12/15/2008          832         838.45            176
12/16/2008          863          858.1            180
12/17/2008        865.5          867.9          177.5
12/18/2008          854         852.91          177.5
12/19/2008        849.5         838.28          176.5
12/22/2008          851         848.05          172.5
12/23/2008        844.5          840.2            173
12/24/2008        854.5            848            177
12/25/2008        860.5         846.99         173.75
12/26/2008          891          869.3            177
12/29/2008          918          880.3            188
12/30/2008          917          873.7         185.25
12/31/2008        934.5         882.05            187
1/1/2009          934.5         879.45            187
1/2/2009          946.5          875.4          192.5
1/5/2009            949          859.5          184.5
1/6/2009            968          863.9          198.5
1/7/2009            973         842.95            197
1/8/2009            993          857.4         196.75
1/9/2009          993.5          854.2         192.75
1/12/2009         958.5         820.85          186.5
1/13/2009         943.5            822            184
1/14/2009         935.5          811.7            183
1/15/2009           925          817.8          179.5
1/16/2009           949         843.15          185.5
1/19/2009           951          835.9            184
1/20/2009           940         857.25         184.75
1/21/2009        924.75         854.25          184.5
1/22/2009         928.5            857         185.25
1/23/2009           958         899.75          197.5
1/26/2009           962         903.35         191.25
1/27/2009           950         899.22            191
1/28/2009         956.5         887.55          190.5
1/29/2009           975         908.65          194.5
1/30/2009           988         927.85          193.5
2/2/2009            972         905.49            196
2/3/2009          962.5         900.35         195.75
2/4/2009          966.5         905.75          196.5
2/5/2009            977         914.55         201.75
2/6/2009           1002          911.5          212.5
2/9/2009          990.5         894.55          207.5
2/10/2009       1035.25          915.1          212.5
2/11/2009        1069.5         938.99         214.75
2/12/2009        1073.5         946.75          216.5
2/13/2009       1064.25          941.7          216.5
2/16/2009          1065         941.75          216.5
2/17/2009        1090.5         970.25          219.5
2/18/2009       1102.25          984.9            219
2/19/2009          1069         974.65            216
2/20/2009        1082.5          992.9            215
2/23/2009          1077         991.75            198
2/24/2009          1044         962.67          200.5
2/25/2009        1047.5         953.83            198
2/26/2009          1053          946.2            197
2/27/2009        1073.5         942.35            196
3/2/2009        1061.25          926.1            193
3/3/2009         1033.5         916.28            194
3/4/2009         1047.5          906.5            199
3/5/2009         1063.5          932.4         199.25
3/6/2009         1071.5         939.35          205.5
3/9/2009           1061         921.97          197.5
3/10/2009        1041.5         898.15            198
3/11/2009       1052.75          909.4          197.5
3/12/2009          1049         926.63         198.75
3/13/2009          1057         929.75            199
3/16/2009          1058         923.15         199.25
3/17/2009        1048.5          915.4          195.5
3/18/2009        1059.5            942         199.25
3/19/2009        1126.5         959.85            206
3/20/2009          1115          952.2            207
3/23/2009        1129.5          939.5         209.25
3/24/2009        1120.5         925.87          208.5
3/25/2009        1124.5         934.02          215.5
3/26/2009       1147.25          934.1         221.75
3/27/2009       1133.25         923.15         220.25
3/30/2009        1117.5         915.84         216.25
3/31/2009        1128.5         919.15            216
4/1/2009         1138.5          927.4         218.75
4/2/2009           1158         904.05         222.75
4/3/2009         1159.5         893.15          220.5
4/6/2009         1145.5          868.9          223.5
4/7/2009           1167         881.24          225.5
4/8/2009         1179.5          880.5          233.5
4/9/2009         1191.5         879.35          232.5
4/10/2009       1212.25         881.65         235.25
4/13/2009        1244.5         893.85            240
4/14/2009        1209.5         890.72         232.75
4/15/2009        1222.5         891.05          237.5
4/16/2009          1207          875.7          233.5
4/17/2009        1209.5          868.8            234
4/20/2009        1164.5          884.5          224.5
4/21/2009       1160.25          883.8         223.75
4/22/2009        1173.5         889.75          232.5
4/23/2009        1183.5          904.3            233
4/24/2009          1179          913.2         234.75
4/27/2009          1144          906.5         225.75
4/28/2009        1093.5         893.38          216.5
4/29/2009        1097.5            898            221
4/30/2009        1107.5          888.2            218
5/1/2009           1093         886.55          216.5
5/4/2009           1122          902.1         220.25
5/5/2009         1134.5         897.15            220
5/6/2009         1139.5         911.22            229
5/7/2009        1148.25          910.7            239
5/8/2009         1150.5         916.65          241.5
5/11/2009        1120.5         913.33          235.5
5/12/2009       1135.25         923.35            235
5/13/2009          1116          926.3         221.25
5/14/2009       1114.75          926.5         225.75
5/15/2009          1105          931.8         224.75
5/18/2009       1135.75         918.25            229
5/19/2009       1143.25         925.05            234
5/20/2009        1146.5         938.65         234.75
5/21/2009          1152          953.8          234.5
5/22/2009       1156.25         957.35         233.75
5/25/2009       1153.25          958.8            234
5/26/2009          1137            952          231.5
5/27/2009        1136.5          949.9            224
5/28/2009          1145         959.45            233
5/29/2009          1193         979.15         236.25
6/1/2009           1214         975.27            241
6/2/2009         1248.5         981.85         250.75
6/3/2009        1238.75         963.07          243.5
6/4/2009         1295.5         980.25            255
6/5/2009         1266.5         955.25          257.5
6/8/2009         1246.5         951.82          250.5
6/9/2009           1253         954.78            255
6/10/2009          1267         954.49         255.75
6/11/2009       1267.75         953.95          256.5
6/12/2009        1254.5          939.3          253.5
6/15/2009          1208          928.3          243.5
6/16/2009          1220          934.8          243.5
6/17/2009       1207.25         938.87          243.5
6/18/2009        1207.5         933.06          240.5
6/19/2009        1209.5         934.05          246.5
6/22/2009       1163.75          922.7          235.5
6/23/2009       1162.25         925.83         236.75
6/24/2009       1162.25          931.4            236
6/25/2009          1189         939.25         244.25
6/26/2009        1201.5          939.6            246
6/29/2009        1187.5         937.95            250
6/30/2009       1177.25          926.6         250.75
7/1/2009         1202.5          940.8            255
7/2/2009         1186.5          929.8            252
7/3/2009         1182.1         932.25         247.75
7/6/2009        1148.75         924.95            242
7/7/2009        1134.25         924.68          240.5
7/8/2009        1102.25          909.5         236.25
7/9/2009        1110.25         912.35         234.75
7/10/2009        1110.5         913.05         235.25
7/13/2009        1115.5          920.3         235.75
7/14/2009        1132.5          925.7            243
7/15/2009       1162.25          939.2         247.75
7/16/2009       1164.75         937.34         248.25
7/17/2009        1176.5          937.5         247.75
7/20/2009       1183.25          948.7          254.5
7/21/2009          1175          948.5            256
7/22/2009        1176.5          951.4         254.75
7/23/2009       1179.25         949.15          258.5
7/24/2009          1188         951.35          260.5
7/27/2009       1220.75         953.84            262
7/28/2009        1200.5          937.5         260.75
7/29/2009       1176.25            930          254.5
7/30/2009        1186.5          934.4          259.5
7/31/2009        1212.5            954         262.75

* Amounts shown are based on spot prices quoted in U.S. dollars per troy ounce. For illustrative purposes only; not representative of the Fund's portfolio composition or performance.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/09

                                   (BAR CHART)

Long Life Gold Mines                        54.9%
Gold Exploration & Development              14.4%
Medium Life Gold Mines                      12.6%
Platinum & Palladium                        11.1%
Silver Mines                                 3.9%
Gold & Diversified Resources                 2.3%
Short-Term Investments & Other New Assets    0.8%

volatility and panic selling, stocks partially recovered from 12-year lows as investors found many bargains among the bear market fallout and data indicated the economy's pace of contraction was moderating. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -16.62%, the broader S&P 500 a -19.96% total return, and the technology-heavy NASDAQ Composite Index a -14.05% total return.(3) All sectors lost value with the financials, industrials and materials sectors posting the largest declines.

For the 12 months ended July 31, 2009, gold prices initially fell, but then rallied toward period-end, offsetting the earlier losses. Gold was up 4% for the period as it began the period at $914 per ounce, moved to a low of $712 per ounce in November 2008, then rose to $954 per ounce by the end of July 2009. On the other hand, platinum, silver and palladium had similar returns as their prices fell and never fully recovered. Platinum started at $1,761 per ounce, traded lower until October 27, 2008 when prices accelerated, and closed at $1,213 per ounce, down 31%. Silver prices fell from $18 per ounce at the beginning of the period to a low of $9 on November 20, 2008, and ended the period at $14, a 21% decrease. Palladium started the period at $382 per ounce, fell to $165 in December 2008, and ended the period at $263 with a 31% loss.

(3.) Source: (C) 2009 Morningstar. All Rights Reserved. The Dow Jones Industrial
     Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                Annual Report | 5

TOP 10 HOLDINGS
7/31/09

COMPANY                                         % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                        NET ASSETS
------------------------                        ----------
AngloGold Ashanti Ltd., ord. & ADR                 7.1%
   LONG LIFE GOLD MINES, SOUTH AFRICA
Randgold Resources Ltd., ADR                       6.9%
   LONG LIFE GOLD MINES, U.K.
Newcrest Mining Ltd.                               6.5%
   LONG LIFE GOLD MINES, AUSTRALIA
Impala Platinum Holdings Ltd., ord. & ADR          6.1%
   PLATINUM & PALLADIUM, SOUTH AFRICA
Goldcorp Inc., ord. & warrants                     6.1%
   LONG LIFE GOLD MINES, CANADA
Barrick Gold Corp.                                 4.6%
   LONG LIFE GOLD MINES, CANADA
Kinross Gold Corp.                                 3.8%
   LONG LIFE GOLD MINES, CANADA
Yamana Gold Inc., ord. & 144A                      3.2%
   MEDIUM LIFE GOLD MINES, CANADA
Compania de Minas Buenaventura SA, ord. & ADR      3.2%
   LONG LIFE GOLD MINES, PERU
Centamin Egypt Ltd., ord. & 144A                   3.1%
   GOLD EXPLORATION & DEVELOPMENT, AUSTRALIA

INVESTMENT STRATEGY

We believe that investing in gold and other precious metals offers an excellent opportunity for diversification in an attractive asset class over the long term. We like companies with multiple mines, attractive production profiles, strong reserve bases and active exploration programs that can drive future reserve and production growth. While the sector can be volatile, especially over the short term, precious metals, such as gold, can be attractive because they are a hard asset not tied to any particular country or financial system.

MANAGER'S DISCUSSION

Gold equities dramatically underperformed gold bullion in the first few months of the period but staged a strong recovery from their October low.

During the period, merger activity slowed as general market uncertainty made it difficult for firms to agree on terms and to arrange financing. There were a few exceptions, including IAMGOLD's purchase of Orezone's Essakane in Burkina Faso, B2Gold's acquisition of Central Sun Mining, and New Gold's merger with Western Goldfields. Red Back's bid for Moto Goldmines was superceded by a higher joint bid by Randgold Resources and AngloGold Ashanti just before period-end. As gold equities began their recovery, several companies sought to take advantage of investor interest in the sector in January and issued additional shares to shore up their balance sheets. The drop in prices of oil, natural gas, steel and other consumables experienced during the middle of the period helped reverse the trend of rising costs the industry faced in the past several years. The mining business is very energy-intensive as many remote mines run on diesel generators and operate mining trucks that consume large amounts of diesel fuel. The downturn in the base metal sector also helped ease some of the problems that had been plaguing the gold industry including wage pressure and a shortage of qualified workers. In our view, the combination of improving balance sheets, a strong gold price and declining input costs helped to create a more positive outlook for the industry since its lows in October.

In this environment, the Fund had several detractors from performance during the period. Shares of South African platinum producers Anglo Platinum and Impala Platinum Holdings declined in value after the price of the metal, which is primarily used by carmakers to make catalytic converters, slumped following a decline in automobile manufacturing levels. Australian gold and copper mining company Newcrest Mining's shares declined after the company's cash costs jumped as a result of lower gold production levels and a drop in copper prices. Other detractors for the review period included Australia-based PanAust (non-144A security) and OZ Minerals.


                                6 | Annual Report

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2009, the U.S. dollar rose in value relative to most currencies. The Fund is predominantly invested in securities with non-U.S. currency exposure, and as a result, the Fund experienced a currency loss for the period.

On a positive note, significant contributors to Fund performance during the reporting period were South African gold miner AngloGold Ashanti; Randgold Resources, which owns mining and exploration operations in Mali and five other African nations; and Canadian gold producer Kinross Gold. Other notable contributors included Canada-based gold miners Eldorado Gold and Goldcorp (ordinary shares) and South Africa-based gold miner Gold Fields.

Thank you for your continued participation in Franklin Gold and Precious Metals Fund. We look forward to serving your future investment needs.

(PHOTO OF STEPHEN M. LAND)


/s/ Stephen M. Land

Stephen M. Land, CFA
Portfolio Manager
Franklin Gold and Precious Metals Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 7/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKRCX)                    CHANGE   7/31/09   7/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.45    $33.56    $35.01
DISTRIBUTIONS (8/1/08-7/31/09)
Long-Term Capital Gain           $0.1215

CLASS B (SYMBOL: FAGPX)                    CHANGE   7/31/09   7/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.66    $32.07    $33.73
DISTRIBUTIONS (8/1/08-7/31/09)
Long-Term Capital Gain           $0.1215

CLASS C (SYMBOL: FRGOX)                    CHANGE   7/31/09   7/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.67    $32.36    $34.03
DISTRIBUTIONS (8/1/08-7/31/09)
Long-Term Capital Gain           $0.1215

ADVISOR CLASS (SYMBOL: FGADX)              CHANGE   7/31/09   7/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$1.40    $34.71    $36.11
DISTRIBUTIONS (8/1/08-7/31/09)
Long-Term Capital Gain           $0.1215


                                8 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR     10-YEAR
-------                                        -------   --------   --------
Cumulative Total Return(1)                       -3.48%   +148.88%   +407.68%
Average Annual Total Return(2)                   -9.04%    +18.60%    +16.94%
Value of $10,000 Investment(3)                 $ 9,096   $ 23,460   $ 47,830
Avg. Ann. Total Return (6/30/09)(4)             -25.59%    +16.79%    +15.83%
   Total Annual Operating Expenses(5)   0.91%

CLASS B                                         1-YEAR    5-YEAR     10-YEAR
-------                                        -------   --------   --------
Cumulative Total Return(1)                       -4.23%   +139.57%   +378.59%
Average Annual Total Return(2)                   -8.04%    +18.89%    +16.95%
Value of $10,000 Investment(3)                 $ 9,196   $ 23,757   $ 47,859
Avg. Ann. Total Return (6/30/09)(4)             -24.74%    +17.08%    +15.82%
   Total Annual Operating Expenses(5)   1.66%

CLASS C                                         1-YEAR    5-YEAR     10-YEAR
-------                                        -------   --------   --------
Cumulative Total Return(1)                       -4.23%   +139.67%   +372.22%
Average Annual Total Return(2)                   -5.18%    +19.10%    +16.79%
Value of $10,000 Investment(3)                 $ 9,482   $ 23,967   $ 47,222
Avg. Ann. Total Return (6/30/09)(4)             -22.41%    +17.30%    +15.66%
   Total Annual Operating Expenses(5)   1.66%

ADVISOR CLASS                                   1-YEAR    5-YEAR     10-YEAR
-------------                                  -------   --------   --------
Cumulative Total Return(1)                       -3.26%   +151.89%   +419.93%
Average Annual Total Return(2)                   -3.26%    +20.29%    +17.92%
Value of $10,000 Investment(3)                 $ 9,674   $ 25,189   $ 51,993
Avg. Ann. Total Return (6/30/09)(4)             -20.84%    +18.46%    +16.80%
   Total Annual Operating Expenses(5)   0.66%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The indexes are unmanaged, differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   7/31/09
-------   -------
1-Year     -9.04%
5-Year    +18.60%
10-Year   +16.94%

CLASS A (8/1/99-7/31/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN GOLD AND PRECIOUS   S&P 500    FTSE Gold
     DATE          METALS FUND - CLASS A      INDEX    MINES INDEX
-------------   --------------------------   -------   -----------
8/1/1999                  $ 9,421            $10,000     $10,000
8/31/1999                 $ 9,807            $ 9,951     $10,632
9/30/1999                 $11,578            $ 9,678     $13,369
10/31/1999                $10,465            $10,290     $11,599
11/30/1999                $10,636            $10,499     $11,083
12/31/1999                $10,988            $11,118     $10,991
1/31/2000                 $10,236            $10,559     $ 9,699
2/29/2000                 $ 9,791            $10,359     $10,005
3/31/2000                 $ 9,506            $11,373     $ 9,255
4/30/2000                 $ 8,845            $11,031     $ 8,955
5/31/2000                 $ 9,153            $10,804     $ 9,225
6/30/2000                 $ 9,574            $11,071     $ 9,560
7/31/2000                 $ 9,005            $10,897     $ 8,627
8/31/2000                 $ 9,905            $11,574     $ 8,735
9/30/2000                 $ 9,198            $10,963     $ 8,271
10/31/2000                $ 8,708            $10,917     $ 7,012
11/30/2000                $ 9,278            $10,056     $ 7,396
12/31/2000                $10,177            $10,106     $ 8,094
1/31/2001                 $10,373            $10,464     $ 7,902
2/28/2001                 $10,835            $ 9,510     $ 8,463
3/31/2001                 $ 9,518            $ 8,907     $ 7,630
4/30/2001                 $10,893            $ 9,600     $ 8,896
5/31/2001                 $11,736            $ 9,664     $ 9,201
6/30/2001                 $11,147            $ 9,429     $ 9,192
7/31/2001                 $10,257            $ 9,336     $ 8,973
8/31/2001                 $10,916            $ 8,752     $ 9,547
9/30/2001                 $10,708            $ 8,045     $10,414
10/31/2001                $10,385            $ 8,198     $ 9,960
11/30/2001                $10,512            $ 8,827     $ 9,561
12/31/2001                $11,194            $ 8,904     $ 9,810
1/31/2002                 $12,061            $ 8,774     $11,348
2/28/2002                 $13,165            $ 8,605     $12,473
3/31/2002                 $14,233            $ 8,929     $13,754
4/30/2002                 $15,005            $ 8,388     $14,669
5/31/2002                 $16,726            $ 8,326     $16,808
6/30/2002                 $14,661            $ 7,733     $14,396
7/31/2002                 $12,203            $ 7,130     $12,180
8/31/2002                 $13,770            $ 7,177     $13,868
9/30/2002                 $13,794            $ 6,397     $13,942
10/31/2002                $13,058            $ 6,960     $12,679
11/30/2002                $13,106            $ 7,369     $12,355
12/31/2002                $15,379            $ 6,936     $15,129
1/31/2003                 $15,559            $ 6,755     $15,061
2/28/2003                 $14,455            $ 6,653     $14,099
3/31/2003                 $13,580            $ 6,718     $13,226
4/30/2003                 $13,364            $ 7,271     $13,087
5/31/2003                 $15,343            $ 7,654     $14,585
6/30/2003                 $15,823            $ 7,752     $15,342
7/31/2003                 $16,471            $ 7,889     $15,898
8/31/2003                 $18,894            $ 8,043     $17,938
9/30/2003                 $19,326            $ 7,957     $18,068
10/31/2003                $21,089            $ 8,407     $19,533
11/30/2003                $23,512            $ 8,481     $21,618
12/31/2003                $23,425            $ 8,926     $21,604
1/31/2004                 $21,147            $ 9,090     $18,898
2/29/2004                 $21,665            $ 9,216     $19,257
3/31/2004                 $22,943            $ 9,077     $20,889
4/30/2004                 $18,289            $ 8,935     $16,337
5/31/2004                 $19,917            $ 9,057     $18,003
6/30/2004                 $19,435            $ 9,234     $17,273
7/31/2004                 $19,218            $ 8,928     $17,326
8/31/2004                 $20,423            $ 8,964     $18,845
9/30/2004                 $22,015            $ 9,061     $20,227
10/31/2004                $22,461            $ 9,200     $21,003
11/30/2004                $23,486            $ 9,572     $21,660
12/31/2004                $22,144            $ 9,898     $20,108
1/31/2005                 $20,902            $ 9,656     $18,626
2/28/2005                 $22,506            $ 9,859     $19,892
3/31/2005                 $21,493            $ 9,685     $18,935
4/30/2005                 $19,575            $ 9,501     $16,957
5/31/2005                 $19,877            $ 9,804     $17,141
6/30/2005                 $21,770            $ 9,817     $18,894
7/31/2005                 $21,481            $10,183     $18,257
8/31/2005                 $22,687            $10,090     $19,116
9/30/2005                 $26,836            $10,171     $23,028
10/31/2005                $25,099            $10,002     $21,253
11/30/2005                $27,704            $10,380     $23,173
12/31/2005                $31,132            $10,384     $25,703
1/31/2006                 $37,021            $10,659     $30,410
2/28/2006                 $33,731            $10,688     $26,533
3/31/2006                 $36,839            $10,821     $27,809
4/30/2006                 $41,016            $10,966     $31,340
5/31/2006                 $36,973            $10,650     $28,774
6/30/2006                 $37,495            $10,665     $28,997
7/31/2006                 $37,240            $10,730     $28,387
8/31/2006                 $38,648            $10,986     $29,093
9/30/2006                 $35,285            $11,269     $26,205
10/31/2006                $37,956            $11,636     $27,569
11/30/2006                $41,732            $11,857     $29,994
12/31/2006                $41,001            $12,024     $28,940
1/31/2007                 $40,399            $12,206     $27,847
2/28/2007                 $41,334            $11,967     $27,864
3/31/2007                 $42,192            $12,101     $27,300
4/30/2007                 $43,101            $12,637     $27,361
5/31/2007                 $42,947            $13,078     $26,630
6/30/2007                 $42,512            $12,860     $26,158
7/31/2007                 $43,178            $12,462     $28,270
8/31/2007                 $40,950            $12,648     $26,949
9/30/2007                 $50,079            $13,121     $33,438
10/31/2007                $56,405            $13,330     $37,256
11/30/2007                $51,360            $12,773     $35,045
12/31/2007                $51,491            $12,684     $35,031
1/31/2008                 $55,978            $11,923     $38,491
2/29/2008                 $61,102            $11,536     $40,783
3/31/2008                 $55,143            $11,486     $35,714
4/30/2008                 $52,411            $12,046     $32,549
5/31/2008                 $56,091            $12,202     $34,824
6/30/2008                 $56,728            $11,173     $37,379
7/31/2008                 $49,552            $11,079     $33,272
8/31/2008                 $43,523            $11,239     $28,611
9/30/2008                 $38,342            $10,238     $27,365
10/31/2008                $23,000            $ 8,518     $17,641
11/30/2008                $27,897            $ 7,907     $23,084
12/31/2008                $35,587            $ 7,991     $28,068
1/31/2009                 $35,031            $ 7,318     $27,735
2/28/2009                 $35,131            $ 6,539     $26,737
3/31/2009                 $40,618            $ 7,111     $29,915
4/30/2009                 $38,323            $ 7,792     $26,723
5/31/2009                 $50,423            $ 8,228     $34,836
6/30/2009                 $44,794            $ 8,244     $30,799
7/31/2009                 $47,830            $ 8,868     $31,907
Total Returns              378.30%            -11.32%     219.07%

AVERAGE ANNUAL TOTAL RETURN

CLASS B   7/31/09
-------   -------
1-Year     -8.04%
5-Year    +18.89%
10-Year   +16.95%

CLASS B (8/1/99-7/31/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN GOLD AND PRECIOUS   S&P 500    FTSE Gold
     DATE          METALS FUND - CLASS B      INDEX    MINES INDEX
-------------   --------------------------   -------   -----------
8/1/1999                 $10,000             $10,000     $10,000
8/31/1999                $10,412             $ 9,951     $10,632
9/30/1999                $12,300             $ 9,678     $13,369
10/31/1999               $11,102             $10,290     $11,599
11/30/1999               $11,283             $10,499     $11,083
12/31/1999               $11,638             $11,118     $10,991
1/31/2000                $10,847             $10,559     $ 9,699
2/29/2000                $10,373             $10,359     $10,005
3/31/2000                $10,045             $11,373     $ 9,255
4/30/2000                $ 9,352             $11,031     $ 8,955
5/31/2000                $ 9,668             $10,804     $ 9,225
6/30/2000                $10,106             $11,071     $ 9,560
7/31/2000                $ 9,510             $10,897     $ 8,627
8/31/2000                $10,446             $11,574     $ 8,735
9/30/2000                $ 9,692             $10,963     $ 8,271
10/31/2000               $ 9,169             $10,917     $ 7,012
11/30/2000               $ 9,765             $10,056     $ 7,396
12/31/2000               $10,688             $10,106     $ 8,094
1/31/2001                $10,896             $10,464     $ 7,902
2/28/2001                $11,374             $ 9,510     $ 8,463
3/31/2001                $ 9,978             $ 8,907     $ 7,630
4/30/2001                $11,410             $ 9,600     $ 8,896
5/31/2001                $12,304             $ 9,664     $ 9,201
6/30/2001                $11,680             $ 9,429     $ 9,192
7/31/2001                $10,725             $ 9,336     $ 8,973
8/31/2001                $11,423             $ 8,752     $ 9,547
9/30/2001                $11,190             $ 8,045     $10,414
10/31/2001               $10,847             $ 8,198     $ 9,960
11/30/2001               $10,970             $ 8,827     $ 9,561
12/31/2001               $11,680             $ 8,904     $ 9,810
1/31/2002                $12,569             $ 8,774     $11,348
2/28/2002                $13,710             $ 8,605     $12,473
3/31/2002                $14,813             $ 8,929     $13,754
4/30/2002                $15,602             $ 8,388     $14,669
5/31/2002                $17,394             $ 8,326     $16,808
6/30/2002                $15,239             $ 7,733     $14,396
7/31/2002                $12,670             $ 7,130     $12,180
8/31/2002                $14,299             $ 7,177     $13,868
9/30/2002                $14,311             $ 6,397     $13,942
10/31/2002               $13,534             $ 6,960     $12,679
11/30/2002               $13,584             $ 7,369     $12,355
12/31/2002               $15,927             $ 6,936     $15,129
1/31/2003                $16,104             $ 6,755     $15,061
2/28/2003                $14,954             $ 6,653     $14,099
3/31/2003                $14,045             $ 6,718     $13,226
4/30/2003                $13,805             $ 7,271     $13,087
5/31/2003                $15,851             $ 7,654     $14,585
6/30/2003                $16,331             $ 7,752     $15,342
7/31/2003                $16,988             $ 7,889     $15,898
8/31/2003                $19,476             $ 8,043     $17,938
9/30/2003                $19,906             $ 7,957     $18,068
10/31/2003               $21,699             $ 8,407     $19,533
11/30/2003               $24,187             $ 8,481     $21,618
12/31/2003               $24,079             $ 8,926     $21,604
1/31/2004                $21,725             $ 9,090     $18,898
2/29/2004                $22,244             $ 9,216     $19,257
3/31/2004                $23,548             $ 9,077     $20,889
4/30/2004                $18,749             $ 8,935     $16,337
5/31/2004                $20,408             $ 9,057     $18,003
6/30/2004                $19,902             $ 9,234     $17,273
7/31/2004                $19,674             $ 8,928     $17,326
8/31/2004                $20,889             $ 8,964     $18,845
9/30/2004                $22,497             $ 9,061     $20,227
10/31/2004               $22,940             $ 9,200     $21,003
11/30/2004               $23,965             $ 9,572     $21,660
12/31/2004               $22,598             $ 9,898     $20,108
1/31/2005                $21,319             $ 9,656     $18,626
2/28/2005                $22,927             $ 9,859     $19,892
3/31/2005                $21,889             $ 9,685     $18,935
4/30/2005                $19,914             $ 9,501     $16,957
5/31/2005                $20,218             $ 9,804     $17,141
6/30/2005                $22,130             $ 9,817     $18,894
7/31/2005                $21,826             $10,183     $18,257
8/31/2005                $23,041             $10,090     $19,116
9/30/2005                $27,232             $10,171     $23,028
10/31/2005               $25,447             $10,002     $21,253
11/30/2005               $28,067             $10,380     $23,173
12/31/2005               $31,511             $10,384     $25,703
1/31/2006                $37,466             $10,659     $30,410
2/28/2006                $34,108             $10,688     $26,533
3/31/2006                $37,225             $10,821     $27,809
4/30/2006                $41,419             $10,966     $31,340
5/31/2006                $37,314             $10,650     $28,774
6/30/2006                $37,821             $10,665     $28,997
7/31/2006                $37,529             $10,730     $28,387
8/31/2006                $38,936             $10,986     $29,093
9/30/2006                $35,527             $11,269     $26,205
10/31/2006               $38,188             $11,636     $27,569
11/30/2006               $41,964             $11,857     $29,994
12/31/2006               $41,203             $12,024     $28,940
1/31/2007                $40,567             $12,206     $27,847
2/28/2007                $41,481             $11,967     $27,864
3/31/2007                $42,329             $12,101     $27,300
4/30/2007                $43,204             $12,637     $27,361
5/31/2007                $43,032             $13,078     $26,630
6/30/2007                $42,555             $12,860     $26,158
7/31/2007                $43,204             $12,462     $28,270
8/31/2007                $40,975             $12,648     $26,949
9/30/2007                $50,112             $13,121     $33,438
10/31/2007               $56,441             $13,330     $37,256
11/30/2007               $51,395             $12,773     $35,045
12/31/2007               $51,529             $12,684     $35,031
1/31/2008                $56,017             $11,923     $38,491
2/29/2008                $61,143             $11,536     $40,783
3/31/2008                $55,181             $11,486     $35,714
4/30/2008                $52,450             $12,046     $32,549
5/31/2008                $56,132             $12,202     $34,824
6/30/2008                $56,772             $11,173     $37,379
7/31/2008                $49,590             $11,079     $33,272
8/31/2008                $43,555             $11,239     $28,611
9/30/2008                $38,372             $10,238     $27,365
10/31/2008               $23,019             $ 8,518     $17,641
11/30/2008               $27,920             $ 7,907     $23,084
12/31/2008               $35,618             $ 7,991     $28,068
1/31/2009                $35,062             $ 7,318     $27,735
2/28/2009                $35,160             $ 6,539     $26,737
3/31/2009                $40,652             $ 7,111     $29,915
4/30/2009                $38,355             $ 7,792     $26,723
5/31/2009                $50,464             $ 8,228     $34,836
6/30/2009                $44,832             $ 8,244     $30,799
7/31/2009                $47,859             $ 8,868     $31,907
Total Returns             378.59%             -11.32%     219.07%


                               10 | Annual Report

CLASS C (8/1/99-7/31/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN GOLD AND PRECIOUS   S&P 500    FTSE Gold
     DATE          METALS FUND - CLASS C      INDEX    MINES INDEX
-------------   --------------------------   -------   -----------
8/1/1999                  $10,000            $10,000     $10,000
8/31/1999                 $10,413            $ 9,951     $10,632
9/30/1999                 $12,284            $ 9,678     $13,369
10/31/1999                $11,094            $10,290     $11,599
11/30/1999                $11,276            $10,499     $11,083
12/31/1999                $11,629            $11,118     $10,991
1/31/2000                 $10,840            $10,559     $ 9,699
2/29/2000                 $10,366            $10,359     $10,005
3/31/2000                 $10,050            $11,373     $ 9,255
4/30/2000                 $ 9,345            $11,031     $ 8,955
5/31/2000                 $ 9,673            $10,804     $ 9,225
6/30/2000                 $10,110            $11,071     $ 9,560
7/31/2000                 $ 9,515            $10,897     $ 8,627
8/31/2000                 $10,451            $11,574     $ 8,735
9/30/2000                 $ 9,709            $10,963     $ 8,271
10/31/2000                $ 9,175            $10,917     $ 7,012
11/30/2000                $ 9,770            $10,056     $ 7,396
12/31/2000                $10,705            $10,106     $ 8,094
1/31/2001                 $10,912            $10,464     $ 7,902
2/28/2001                 $11,388            $ 9,510     $ 8,463
3/31/2001                 $ 9,997            $ 8,907     $ 7,630
4/30/2001                 $11,437            $ 9,600     $ 8,896
5/31/2001                 $12,316            $ 9,664     $ 9,201
6/30/2001                 $11,693            $ 9,429     $ 9,192
7/31/2001                 $10,741            $ 9,336     $ 8,973
8/31/2001                 $11,437            $ 8,752     $ 9,547
9/30/2001                 $11,205            $ 8,045     $10,414
10/31/2001                $10,863            $ 8,198     $ 9,960
11/30/2001                $10,985            $ 8,827     $ 9,561
12/31/2001                $11,688            $ 8,904     $ 9,810
1/31/2002                 $12,585            $ 8,774     $11,348
2/28/2002                 $13,731            $ 8,605     $12,473
3/31/2002                 $14,828            $ 8,929     $13,754
4/30/2002                 $15,625            $ 8,388     $14,669
5/31/2002                 $17,420            $ 8,326     $16,808
6/30/2002                 $15,252            $ 7,733     $14,396
7/31/2002                 $12,685            $ 7,130     $12,180
8/31/2002                 $14,317            $ 7,177     $13,868
9/30/2002                 $14,329            $ 6,397     $13,942
10/31/2002                $13,557            $ 6,960     $12,679
11/30/2002                $13,607            $ 7,369     $12,355
12/31/2002                $15,953            $ 6,936     $15,129
1/31/2003                 $16,128            $ 6,755     $15,061
2/28/2003                 $14,976            $ 6,653     $14,099
3/31/2003                 $14,073            $ 6,718     $13,226
4/30/2003                 $13,835            $ 7,271     $13,087
5/31/2003                 $15,878            $ 7,654     $14,585
6/30/2003                 $16,367            $ 7,752     $15,342
7/31/2003                 $17,018            $ 7,889     $15,898
8/31/2003                 $19,512            $ 8,043     $17,938
9/30/2003                 $19,938            $ 7,957     $18,068
10/31/2003                $21,730            $ 8,407     $19,533
11/30/2003                $24,211            $ 8,481     $21,618
12/31/2003                $24,110            $ 8,926     $21,604
1/31/2004                 $21,750            $ 9,090     $18,898
2/29/2004                 $22,277            $ 9,216     $19,257
3/31/2004                 $23,570            $ 9,077     $20,889
4/30/2004                 $18,773            $ 8,935     $16,337
5/31/2004                 $20,444            $ 9,057     $18,003
6/30/2004                 $19,929            $ 9,234     $17,273
7/31/2004                 $19,703            $ 8,928     $17,326
8/31/2004                 $20,921            $ 8,964     $18,845
9/30/2004                 $22,541            $ 9,061     $20,227
10/31/2004                $22,968            $ 9,200     $21,003
11/30/2004                $24,010            $ 9,572     $21,660
12/31/2004                $22,629            $ 9,898     $20,108
1/31/2005                 $21,348            $ 9,656     $18,626
2/28/2005                 $22,968            $ 9,859     $19,892
3/31/2005                 $21,925            $ 9,685     $18,935
4/30/2005                 $19,941            $ 9,501     $16,957
5/31/2005                 $20,243            $ 9,804     $17,141
6/30/2005                 $22,164            $ 9,817     $18,894
7/31/2005                 $21,863            $10,183     $18,257
8/31/2005                 $23,068            $10,090     $19,116
9/30/2005                 $27,262            $10,171     $23,028
10/31/2005                $25,492            $10,002     $21,253
11/30/2005                $28,116            $10,380     $23,173
12/31/2005                $31,564            $10,384     $25,703
1/31/2006                 $37,537            $10,659     $30,410
2/28/2006                 $34,167            $10,688     $26,533
3/31/2006                 $37,298            $10,821     $27,809
4/30/2006                 $41,498            $10,966     $31,340
5/31/2006                 $37,386            $10,650     $28,774
6/30/2006                 $37,889            $10,665     $28,997
7/31/2006                 $37,613            $10,730     $28,387
8/31/2006                 $39,008            $10,986     $29,093
9/30/2006                 $35,601            $11,269     $26,205
10/31/2006                $38,254            $11,636     $27,569
11/30/2006                $42,052            $11,857     $29,994
12/31/2006                $41,278            $12,024     $28,940
1/31/2007                 $40,646            $12,206     $27,847
2/28/2007                 $41,567            $11,967     $27,864
3/31/2007                 $42,410            $12,101     $27,300
4/30/2007                 $43,278            $12,637     $27,361
5/31/2007                 $43,107            $13,078     $26,630
6/30/2007                 $42,646            $12,860     $26,158
7/31/2007                 $43,291            $12,462     $28,270
8/31/2007                 $41,028            $12,648     $26,949
9/30/2007                 $50,147            $13,121     $33,438
10/31/2007                $56,436            $13,330     $37,256
11/30/2007                $51,370            $12,773     $35,045
12/31/2007                $51,465            $12,684     $35,031
1/31/2008                 $55,899            $11,923     $38,491
2/29/2008                 $60,984            $11,536     $40,783
3/31/2008                 $55,000            $11,486     $35,714
4/30/2008                 $52,247            $12,046     $32,549
5/31/2008                 $55,884            $12,202     $34,824
6/30/2008                 $56,478            $11,173     $37,379
7/31/2008                 $49,306            $11,079     $33,272
8/31/2008                 $43,279            $11,239     $28,611
9/30/2008                 $38,092            $10,238     $27,365
10/31/2008                $22,835            $ 8,518     $17,641
11/30/2008                $27,688            $ 7,907     $23,084
12/31/2008                $35,300            $ 7,991     $28,068
1/31/2009                 $34,716            $ 7,318     $27,735
2/28/2009                 $34,804            $ 6,539     $26,737
3/31/2009                 $40,218            $ 7,111     $29,915
4/30/2009                 $37,927            $ 7,792     $26,723
5/31/2009                 $49,863            $ 8,228     $34,836
6/30/2009                 $44,260            $ 8,244     $30,799
7/31/2009                 $47,222            $ 8,868     $31,907
Total Returns              372.22%            -11.32%     219.07%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   7/31/09
-------   -------
1-Year     -5.18%
5-Year    +19.10%
10-Year   +16.79%

ADVISOR CLASS (8/1/99-7/31/09)

                               (PERFORMANCE GRAPH)

                 FRANKLIN GOLD AND PRECIOUS   S&P 500    FTSE GOLD
     DATE       METALS FUND - ADVISOR CLASS    INDEX    MINES INDEX
-------------   ---------------------------   -------   -----------
8/1/1999                   $10,000            $10,000     $10,000
8/31/1999                  $10,424            $ 9,951     $10,632
9/30/1999                  $12,309            $ 9,678     $13,369
10/31/1999                 $11,119            $10,290     $11,599
11/30/1999                 $11,319            $10,499     $11,083
12/31/1999                 $11,675            $11,118     $10,991
1/31/2000                  $10,882            $10,559     $ 9,699
2/29/2000                  $10,408            $10,359     $10,005
3/31/2000                  $10,100            $11,373     $ 9,255
4/30/2000                  $ 9,402            $11,031     $ 8,955
5/31/2000                  $ 9,733            $10,804     $ 9,225
6/30/2000                  $10,183            $11,071     $ 9,560
7/31/2000                  $ 9,579            $10,897     $ 8,627
8/31/2000                  $10,538            $11,574     $ 8,735
9/30/2000                  $ 9,792            $10,963     $ 8,271
10/31/2000                 $ 9,271            $10,917     $ 7,012
11/30/2000                 $ 9,875            $10,056     $ 7,396
12/31/2000                 $10,828            $10,106     $ 8,094
1/31/2001                  $11,044            $10,464     $ 7,902
2/28/2001                  $11,538            $ 9,510     $ 8,463
3/31/2001                  $10,130            $ 8,907     $ 7,630
4/30/2001                  $11,598            $ 9,600     $ 8,896
5/31/2001                  $12,512            $ 9,664     $ 9,201
6/30/2001                  $11,887            $ 9,429     $ 9,192
7/31/2001                  $10,924            $ 9,336     $ 8,973
8/31/2001                  $11,634            $ 8,752     $ 9,547
9/30/2001                  $11,417            $ 8,045     $10,414
10/31/2001                 $11,081            $ 8,198     $ 9,960
11/30/2001                 $11,213            $ 8,827     $ 9,561
12/31/2001                 $11,939            $ 8,904     $ 9,810
1/31/2002                  $12,868            $ 8,774     $11,348
2/28/2002                  $14,044            $ 8,605     $12,473
3/31/2002                  $15,184            $ 8,929     $13,754
4/30/2002                  $16,014            $ 8,388     $14,669
5/31/2002                  $17,859            $ 8,326     $16,808
6/30/2002                  $15,667            $ 7,733     $14,396
7/31/2002                  $13,041            $ 7,130     $12,180
8/31/2002                  $14,713            $ 7,177     $13,868
9/30/2002                  $14,750            $ 6,397     $13,942
10/31/2002                 $13,958            $ 6,960     $12,679
11/30/2002                 $14,020            $ 7,369     $12,355
12/31/2002                 $16,451            $ 6,936     $15,129
1/31/2003                  $16,652            $ 6,755     $15,061
2/28/2003                  $15,460            $ 6,653     $14,099
3/31/2003                  $14,545            $ 6,718     $13,226
4/30/2003                  $14,307            $ 7,271     $13,087
5/31/2003                  $16,438            $ 7,654     $14,585
6/30/2003                  $16,953            $ 7,752     $15,342
7/31/2003                  $17,655            $ 7,889     $15,898
8/31/2003                  $20,250            $ 8,043     $17,938
9/30/2003                  $20,714            $ 7,957     $18,068
10/31/2003                 $22,608            $ 8,407     $19,533
11/30/2003                 $25,203            $ 8,481     $21,618
12/31/2003                 $25,120            $ 8,926     $21,604
1/31/2004                  $22,685            $ 9,090     $18,898
2/29/2004                  $23,240            $ 9,216     $19,257
3/31/2004                  $24,628            $ 9,077     $20,889
4/30/2004                  $19,619            $ 8,935     $16,337
5/31/2004                  $21,385            $ 9,057     $18,003
6/30/2004                  $20,868            $ 9,234     $17,273
7/31/2004                  $20,641            $ 8,928     $17,326
8/31/2004                  $21,941            $ 8,964     $18,845
9/30/2004                  $23,656            $ 9,061     $20,227
10/31/2004                 $24,136            $ 9,200     $21,003
11/30/2004                 $25,234            $ 9,572     $21,660
12/31/2004                 $23,807            $ 9,898     $20,108
1/31/2005                  $22,478            $ 9,656     $18,626
2/28/2005                  $24,199            $ 9,859     $19,892
3/31/2005                  $23,123            $ 9,685     $18,935
4/30/2005                  $21,049            $ 9,501     $16,957
5/31/2005                  $21,390            $ 9,804     $17,141
6/30/2005                  $23,440            $ 9,817     $18,894
7/31/2005                  $23,136            $10,183     $18,257
8/31/2005                  $24,439            $10,090     $19,116
9/30/2005                  $28,904            $10,171     $23,028
10/31/2005                 $27,032            $10,002     $21,253
11/30/2005                 $29,840            $10,380     $23,173
12/31/2005                 $33,536            $10,384     $25,703
1/31/2006                  $39,901            $10,659     $30,410
2/28/2006                  $36,355            $10,688     $26,533
3/31/2006                  $39,710            $10,821     $27,809
4/30/2006                  $44,213            $10,966     $31,340
5/31/2006                  $39,863            $10,650     $28,774
6/30/2006                  $40,450            $10,665     $28,997
7/31/2006                  $40,182            $10,730     $28,387
8/31/2006                  $41,712            $10,986     $29,093
9/30/2006                  $38,090            $11,269     $26,205
10/31/2006                 $40,973            $11,636     $27,569
11/30/2006                 $45,067            $11,857     $29,994
12/31/2006                 $44,287            $12,024     $28,940
1/31/2007                  $43,641            $12,206     $27,847
2/28/2007                  $44,664            $11,967     $27,864
3/31/2007                  $45,607            $12,101     $27,300
4/30/2007                  $46,577            $12,637     $27,361
5/31/2007                  $46,442            $13,078     $26,630
6/30/2007                  $45,971            $12,860     $26,158
7/31/2007                  $46,712            $12,462     $28,270
8/31/2007                  $44,301            $12,648     $26,949
9/30/2007                  $54,187            $13,121     $33,438
10/31/2007                 $61,043            $13,330     $37,256
11/30/2007                 $55,601            $12,773     $35,045
12/31/2007                 $55,752            $12,684     $35,031
1/31/2008                  $60,618            $11,923     $38,491
2/29/2008                  $66,197            $11,536     $40,783
3/31/2008                  $59,755            $11,486     $35,714
4/30/2008                  $56,794            $12,046     $32,549
5/31/2008                  $60,796            $12,202     $34,824
6/30/2008                  $61,496            $11,173     $37,379
7/31/2008                  $53,743            $11,079     $33,272
8/31/2008                  $47,212            $11,239     $28,611
9/30/2008                  $41,587            $10,238     $27,365
10/31/2008                 $24,952            $ 8,518     $17,641
11/30/2008                 $30,279            $ 7,907     $23,084
12/31/2008                 $38,631            $ 7,991     $28,068
1/31/2009                  $38,032            $ 7,318     $27,735
2/28/2009                  $38,152            $ 6,539     $26,737
3/31/2009                  $44,114            $ 7,111     $29,915
4/30/2009                  $41,642            $ 7,792     $26,723
5/31/2009                  $54,794            $ 8,228     $34,836
6/30/2009                  $48,682            $ 8,244     $30,799
7/31/2009                  $51,993            $ 8,868     $31,907
Total Returns               419.93%            -11.32%     219.07%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   7/31/09
-------------   -------
1-Year           -3.26%
5-Year          +20.29%
10-Year         +17.92%


                               Annual Report | 11

ENDNOTES

INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE PRECIOUS METALS SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO FLUCTUATIONS IN THE PRICE OF GOLD AND OTHER PRECIOUS METALS AND INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. IN ADDITION, THE FUND IS SUBJECT TO THE RISKS OF CURRENCY FLUCTUATION AND POLITICAL UNCERTAINTY ASSOCIATED WITH FOREIGN INVESTING. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND MAY ALSO INVEST IN SMALLER COMPANIES, WHICH CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The FTSE Gold Mines Index is a free float-weighted index that comprises companies whose principal activity is gold mining. This is a price-only index and does not include dividends.


                               12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000=8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50=$64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 2/1/09      VALUE 7/31/09   PERIOD* 2/1/09--7/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,365.30             $ 5.81
Hypothetical (5% return before expenses)         $1,000           $1,019.89             $ 4.96
CLASS B
Actual                                           $1,000           $1,360.60             $10.18
Hypothetical (5% return before expenses)         $1,000           $1,016.17             $ 8.70
CLASS C
Actual                                           $1,000           $1,360.20             $10.18
Hypothetical (5% return before expenses)         $1,000           $1,016.17             $ 8.70
ADVISOR CLASS
Actual                                           $1,000           $1,367.10             $ 4.34
Hypothetical (5% return before expenses)         $1,000           $1,021.12             $ 3.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.99%; B: 1.74%; C: 1.74%; and Advisor:
     0.74%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               14 | Annual Report

Franklin Gold and Precious Metals Fund

FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JULY 31,
                                                   -------------------------------------------------------
CLASS A                                               2009         2008        2007       2006      2005
-------                                            ----------   ----------  ----------  --------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    35.01   $    33.73  $    30.67  $  17.81  $  15.94
                                                   ----------   ----------  ----------  --------  --------
Income from investment operations(a):
   Net investment income(b) ....................         0.07         0.03        0.11      0.15      0.04
   Net realized and unrealized gains (losses) ..        (1.40)        5.09        4.71     12.87      1.84
                                                   ----------   ----------  ----------  --------  --------
Total from investment operations ...............        (1.33)        5.12        4.82     13.02      1.88
                                                   ----------   ----------  ----------  --------  --------
Less distributions from:
   Net investment income .......................           --        (1.97)      (0.76)    (0.16)    (0.01)
   Net realized gains ..........................        (0.12)       (1.87)      (1.00)       --        --
                                                   ----------   ----------  ----------  --------  --------
Total distributions ............................        (0.12)       (3.84)      (1.76)    (0.16)    (0.01)
                                                   ----------   ----------  ----------  --------  --------
Redemption fees(c, d) ..........................           --           --          --        --        --
                                                   ----------   ----------  ----------  --------  --------
Net asset value, end of year ...................   $    33.56   $    35.01  $    33.73  $  30.67  $  17.81
                                                   ==========   ==========  ==========  ========  ========
Total return(e) ................................        (3.48)%      14.76%      15.94%    73.36%    11.78%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(f) ....................................         1.01%        0.89%       0.93%     0.92%     0.96%
Net investment income ..........................         0.24%        0.08%       0.33%     0.57%     0.21%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,297,172   $1,310,889  $1,011,344  $885,176  $439,628
Portfolio turnover rate ........................        17.17%        4.48%       7.20%    10.96%    11.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Gold and Precious Metals Fund

                                                                  YEAR ENDED JULY 31,
                                                    -----------------------------------------------
CLASS B                                               2009      2008      2007      2006      2005
-------                                             -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 33.73   $ 32.60   $ 29.62   $ 17.24   $ 15.54
                                                    -------   -------   -------   -------   -------
Income from investment operations(a):
   Net investment income (loss)(b) ..............     (0.11)    (0.23)    (0.12)    (0.04)    (0.09)
   Net realized and unrealized gains (losses) ...     (1.43)     4.92      4.54     12.44      1.79
                                                    -------   -------   -------   -------   -------
Total from investment operations ................     (1.54)     4.69      4.42     12.40      1.70
                                                    -------   -------   -------   -------   -------
Less distributions from:
   Net investment income ........................        --     (1.69)    (0.44)    (0.02)       --
   Net realized gains ...........................     (0.12)    (1.87)    (1.00)       --        --
                                                    -------   -------   -------   -------   -------
Total distributions .............................     (0.12)    (3.56)    (1.44)    (0.02)       --
                                                    -------   -------   -------   -------   -------
Redemption fees(c, d)                                    --        --        --        --        --
                                                    -------   -------   -------   -------   -------
Net asset value, end of year ....................   $ 32.07   $ 33.73   $ 32.60   $ 29.62   $ 17.24
                                                    =======   =======   =======   =======   =======
Total return(e) .................................     (4.23)%   13.91%    15.12%    71.95%    10.94%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(f) .....................................       1.76%     1.64%     1.68%     1.67%     1.70%
Net investment income (loss) ....................     (0.51)%   (0.67)%   (0.41)%   (0.19)%   (0.53)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $48,936   $60,872   $62,386   $60,423   $41,270
Portfolio turnover rate .........................     17.17%     4.48%     7.20%    10.96%    11.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Gold and Precious Metals Fund

                                                                     YEAR ENDED JULY 31,
                                                    ----------------------------------------------------
CLASS C                                               2009       2008       2007       2006       2005
-------                                             --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  34.03   $  32.90   $  29.90   $  17.40   $  15.69
                                                    --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income (loss)(b) ..............      (0.13)     (0.25)     (0.13)     (0.05)     (0.09)
   Net realized and unrealized gains (losses) ...      (1.42)      4.98       4.60      12.58       1.80
                                                    --------   --------   --------   --------   --------
Total from investment operations ................      (1.55)      4.73       4.47      12.53       1.71
                                                    --------   --------   --------   --------   --------
Less distributions from:
   Net investment income ........................         --      (1.73)     (0.47)     (0.03)        --
   Net realized gains ...........................      (0.12)     (1.87)     (1.00)        --         --
                                                    --------   --------   --------   --------   --------
Total distributions .............................      (0.12)     (3.60)     (1.47)     (0.03)        --
                                                    --------   --------   --------   --------   --------
Redemption fees(c, d)                                     --         --         --         --         --
                                                    --------   --------   --------   --------   --------
Net asset value, end of year ....................   $  32.36   $  34.03   $  32.90   $  29.90   $  17.40
                                                    ========   ========   ========   ========   ========
Total return(e) .................................      (4.23)%    13.89%     15.10%     72.04%     10.96%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .....................................       1.76%      1.64%      1.68%      1.67%      1.71%
Net investment income (loss) ....................      (0.51)%    (0.67)%    (0.41)%    (0.19)%    (0.54)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $312,002   $319,641   $240,424   $217,371   $114,315
Portfolio turnover rate .........................      17.17%      4.48%      7.20%     10.96%     11.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Gold and Precious Metals Fund

                                                                     YEAR ENDED JULY 31,
                                                     --------------------------------------------------
ADVISOR CLASS                                          2009       2008       2007      2006      2005
-------------                                        --------   --------   -------   -------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............    $  36.11   $  34.68   $ 31.50   $ 18.28   $ 16.36
                                                     --------   --------   -------   -------   -------
Income from investment operations(a):
   Net investment income(b) .....................        0.11       0.11      0.19      0.22      0.08
   Net realized and unrealized gains (losses) ...       (1.39)      5.25      4.84     13.20      1.89
                                                     --------   --------   -------   -------   -------
Total from investment operations ................       (1.28)      5.36      5.03     13.42      1.97
                                                     --------   --------   -------   -------   -------
Less distributions from:
   Net investment income ........................          --      (2.06)    (0.85)    (0.20)    (0.05)
   Net realized gains ...........................       (0.12)     (1.87)    (1.00)       --        --
                                                     --------   --------   -------   -------   -------
Total distributions .............................       (0.12)     (3.93)    (1.85)    (0.20)    (0.05)
                                                     --------   --------   -------   -------   -------
Redemption fees(c, d)                                      --         --        --        --        --
                                                     --------   --------   -------   -------   -------
Net asset value, end of year ....................    $  34.71   $  36.11   $ 34.68   $ 31.50   $ 18.28
                                                     ========   ========   =======   =======   =======
Total return ....................................       (3.26)%    15.05%    16.25%    73.68%    12.09%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .....................................        0.76%      0.64%     0.68%     0.67%     0.71%
Net investment income ...........................        0.49%      0.33%     0.58%     0.82%     0.46%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................    $147,197   $115,322   $65,120   $60,213   $34,519
Portfolio turnover rate .........................       17.17%      4.48%     7.20%    10.96%    11.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Gold and Precious Metals Fund

STATEMENT OF INVESTMENTS, JULY 31, 2009

                                                                     COUNTRY       SHARES/WARRANTS        VALUE
                                                                ----------------   ---------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 99.2%
          GOLD AND DIVERSIFIED RESOURCES 2.3%
      (a) First Uranium Corp. ...............................        Canada              800,600     $    2,911,813
   (a, b) First Uranium Corp., 144A .........................        Canada            1,044,800          3,799,978
      (b) Franco-Nevada Corp., 144A .........................        Canada              180,000          4,492,484
          OZ Minerals Ltd. ..................................       Australia          5,882,655          5,508,048
      (a) PanAust Ltd. ......................................       Australia         30,600,000         10,488,456
   (a, b) PanAust Ltd., 144A ................................       Australia         19,408,142          6,652,335
          Royal Gold Inc. ...................................     United States          180,000          7,394,400
                                                                                                     --------------
                                                                                                         41,247,514
                                                                                                     --------------
          GOLD EXPLORATION AND DEVELOPMENT 14.4%
      (a) Anatolia Minerals Development Ltd. ................        Canada            3,500,000          8,767,861
   (a, b) Andean Resources Ltd., 144A .......................       Australia          3,000,000          4,704,027
      (a) AXMIN Inc. ........................................        Canada              500,000             46,391
   (a, b) AXMIN Inc., 144A ..................................        Canada            2,000,000            185,563
      (a) Banro Corp. .......................................        Canada            2,400,000          4,968,000
      (a) Banro Corp. .......................................        Canada            2,457,000          5,129,198
      (a) Banro Corp., wts., 2/01/49 ........................        Canada              600,000            450,000
      (a) Bendigo Mining Ltd. ...............................       Australia         18,648,795          3,663,742
      (a) Centamin Egypt Ltd. ...............................       Australia         10,500,000         16,853,776
   (a, c) Centamin Egypt Ltd., 144A .........................       Australia          8,000,000         12,070,514
   (a, b) Centamin Egypt Ltd., 144A .........................       Australia         17,000,000         27,287,066
      (a) CGA Mining Ltd. ...................................       Australia          6,724,000          9,108,406
   (a, b) G-resources Group Ltd., 144A ......................       Hong Kong        140,000,000         11,561,514
      (a) Great Basin Gold Ltd. .............................        Canada           12,000,000         17,480,052
      (a) Great Basin Gold Ltd., wts., 10/15/10 .............        Canada            6,000,000          2,171,089
   (a, d) Guyana Goldfields Inc. ............................        Canada            2,500,000          8,883,837
(a, c, d) Guyana Goldfields Inc., 144A ......................        Canada            1,000,000          3,443,375
(a, c, d) Guyana Goldfields Inc., wts., 144A, 5/28/12 .......        Canada              500,000            421,507
      (a) International Minerals Corp. ......................        Canada              700,000          2,143,255
   (a, e) Ivanhoe Australia Ltd. ............................       Australia          5,880,535          9,316,062
      (a) Ivanhoe Mines Ltd. ................................        Canada            1,850,000         14,911,000
      (a) Ivanhoe Mines Ltd. ................................        Canada              738,500          5,961,171
   (a, b) Ivanhoe Mines Ltd., 144A ..........................        Canada              918,600          7,414,938
      (a) MAG Silver Corp. ..................................        Canada            1,200,000          5,845,240
      (a) Mineral Deposits Ltd. .............................       Australia          8,696,185          5,089,008
      (a) Nautilus Minerals Inc. ............................        Canada            2,574,600          2,890,393
   (a, b) Nautilus Minerals Inc., 144A ......................        Canada            1,278,000          1,434,756
(a, d, e) Nevsun Resources Ltd. .............................        Canada            8,094,600         13,518,538
   (a, b) Orsu Metals Corp., 144A ...........................        Canada           10,600,000            639,265
   (a, b) Orsu Metals Corp., wts., 144A, 4/11/10 ............        Canada            5,300,000                 --
   (a, b) Osisko Mining Corp., 144A .........................        Canada            5,321,400         33,721,620
   (a, b) Osisko Mining Corp., wts., 144A, 11/17/09 .........        Canada            2,360,700          3,613,987
   (a, d) Romarco Minerals Inc. .............................        Canada            9,779,600          8,347,775
(a, b, d) Romarco Minerals Inc., 144A .......................        Canada            8,000,000          6,828,725
(a, c, d) Romarco Minerals Inc., wts., 144A, 3/03/11 ........        Canada            4,000,000          1,312,674
                                                                                                     --------------
                                                                                                        260,184,325
                                                                                                     --------------
          LONG LIFE GOLD MINES 54.9%
          Agnico-Eagle Mines Ltd. ...........................        Canada              930,000         54,451,500
      (a) Alamos Gold Inc. ..................................        Canada            1,596,400         14,352,492


                               Annual Report | 19


Franklin Gold and Precious Metals Fund

STATEMENT OF INVESTMENTS, JULY 31, 2009 (CONTINUED)

                                                                     COUNTRY       SHARES/WARRANTS        VALUE
                                                                ----------------   ---------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          LONG LIFE GOLD MINES (CONTINUED)
   (a, b) Alamos Gold Inc., 144A ............................        Canada              400,000     $    3,596,214
          AngloGold Ashanti Ltd. ............................     South Africa            78,911          3,011,948
          AngloGold Ashanti Ltd., ADR .......................     South Africa         3,174,723        124,449,141
          Barrick Gold Corp. ................................        Canada            2,376,283         82,932,277
      (a) Centerra Gold Inc. ................................        Canada            2,121,100         13,480,734
   (a, b) Centerra Gold Inc., 144A ..........................        Canada            1,319,800          8,388,040
          Compania de Minas Buenaventura SA .................         Peru               201,186          5,165,268
          Compania de Minas Buenaventura SA, ADR ............         Peru             2,017,972         52,568,171
          Gold Fields Ltd. ..................................     South Africa           697,191          8,311,452
          Gold Fields Ltd., ADR .............................     South Africa         3,704,528         44,676,608
          Goldcorp Inc. .....................................        Canada            1,260,625         47,872,872
          Goldcorp Inc. .....................................        Canada            1,664,865         62,748,762
      (a) Goldcorp Inc., wts., 6/09/11 ......................        Canada                9,125             82,123
      (a) Harmony Gold Mining Co. Ltd. ......................     South Africa         1,693,000         15,325,416
      (a) Harmony Gold Mining Co. Ltd., ADR .................     South Africa         2,800,000         25,928,000
          Kinross Gold Corp. ................................        Canada            3,478,012         68,572,792
      (a) Lihir Gold Ltd. ...................................   Papua New Guinea      19,447,142         45,034,137
          Newcrest Mining Ltd. ..............................       Australia          4,690,928        117,648,479
          Newmont Mining Corp. ..............................     United States        1,235,614         51,092,639
          Randgold Resources Ltd., ADR ......................    United Kingdom        2,001,400        124,326,968
      (a) Red Back Mining Inc. ..............................        Canada            1,944,900         18,063,137
                                                                                                     --------------
                                                                                                        992,079,170
                                                                                                     --------------
          MEDIUM LIFE GOLD MINES 12.6%
   (a, b) Aurizon Mines Ltd., 144A ..........................        Canada            1,000,000          3,711,264
      (a) B2Gold Corp. ......................................        Canada            3,974,528          2,691,970
      (a) Eldorado Gold Corp. ...............................        Canada            3,445,000         34,616,209
      (a) Gammon Gold Inc. ..................................        Canada            2,814,500         19,689,488
      (a) Gammon Gold Inc. ..................................        Canada              205,800          1,436,484
      (a) Golden Star Resources Ltd. ........................        Canada            2,450,000          6,023,845
      (a) Golden Star Resources Ltd. ........................        Canada              700,000          1,715,000
          IAMGOLD Corp. .....................................        Canada            1,472,000         15,596,808
          IAMGOLD Corp. .....................................        Canada            1,360,000         14,361,600
   (a, b) Jinshan Gold Mines Inc., 144A .....................        Canada            5,046,900          6,321,502
      (a) Kingsgate Consolidated Ltd. .......................       Australia          1,805,148         10,488,271
      (a) New Gold Inc. .....................................        Canada              450,000          1,340,230
   (a, b) New Gold Inc., 144A ...............................        Canada              890,098          2,650,969
   (a, b) Real Gold Mining Ltd., 144A .......................       Hong Kong          2,207,000          1,973,523
      (a) SEMAFO Inc. .......................................        Canada            4,725,000          9,995,361
   (a, b) SEMAFO Inc., 144A .................................        Canada            3,000,000          6,346,261
      (a) Sino Gold Mining Ltd. .............................       Australia          3,850,000         17,026,395
   (a, b) Sino Gold Mining Ltd., 144A                               Australia            413,333          1,827,941
      (a) St. Barbara Ltd. ..................................       Australia         65,461,382         10,671,515
          Yamana Gold Inc. ..................................        Canada            1,029,527          9,770,211
          Yamana Gold Inc. ..................................        Canada            2,779,193         26,482,012
      (b) Yamana Gold Inc., 144A ............................        Canada            2,300,000         21,915,940
                                                                                                     --------------
                                                                                                        226,652,799
                                                                                                     --------------


                               20 | Annual Report

Franklin Gold and Precious Metals Fund

                                                                    COUNTRY        SHARES/WARRANTS        VALUE
                                                                ----------------   ---------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          PLATINUM & PALLADIUM 11.1%
          Anglo Platinum Ltd., ADR ..........................     South Africa           681,138     $   48,787,286
          Aquarius Platinum Ltd. ............................     South Africa         1,000,000          4,333,650
      (a) Eastern Platinum Ltd. .............................        Canada           30,813,600         17,153,609
          Impala Platinum Holdings Ltd. .....................     South Africa         3,025,000         73,329,433
          Impala Platinum Holdings Ltd., ADR ................     South Africa         1,542,400         37,449,472
      (a) Mvelaphanda Resources Ltd. ........................     South Africa         2,650,000         13,302,966
   (a, d) Platinum Group Metals Ltd. ........................        Canada            3,000,000          3,256,634
(a, b, d) Platinum Group Metals Ltd., 144A ..................        Canada            2,000,000          2,171,089
(a, b, d) Platinum Group Metals Ltd., wts., 144A, 12/16/10 ..        Canada            1,000,000            171,646
                                                                                                     --------------
                                                                                                        199,955,785
                                                                                                     --------------
          SILVER MINES 3.9%
          Fresnillo PLC .....................................    United Kingdom        1,100,000         11,481,250
      (b) Fresnillo PLC, 144A ...............................    United Kingdom        3,536,100         36,908,043
      (a) Hecla Mining Co. ..................................     United States        1,200,000          3,780,000
          Hochschild Mining PLC .............................    United Kingdom        3,600,000         14,969,880
      (a) Silver Wheaton Corp. ..............................        Canada              450,000          4,131,000
                                                                                                     --------------
                                                                                                         71,270,173
                                                                                                     --------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $1,038,910,693) ..........................                                         1,791,389,766
                                                                                                     --------------
          SHORT TERM INVESTMENTS (COST $19,696,012) 1.1%
          MONEY MARKET FUNDS 1.1%
      (f) Institutional Fiduciary Trust Money Market
             Portfolio, 0.00% ...............................     United States       19,696,012         19,696,012
                                                                                                     --------------
          TOTAL INVESTMENTS (COST $1,058,606,705) 100.3% ....                                         1,811,085,778
          OTHER ASSETS, LESS LIABILITIES (0.3)% .............                                            (5,778,647)
                                                                                                     --------------
          NET ASSETS 100.0% .................................                                        $1,805,307,131
                                                                                                     ==============

See Abbreviations on page 36.

(a)  Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At July 31, 2009, the aggregate value of these securities was $208,318,690, representing 11.5% of net assets.

(c)  See Note 9 regarding restricted securities.

(d)  See Note 10 regarding holdings of 5% voting securities.

(e)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(f) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Gold and Precious Metals Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................   $1,001,112,847
      Cost - Non-controlled affiliated issuers (Note 10) ...       37,797,846
      Cost - Sweep Money Fund (Note 7) .....................       19,696,012
                                                               --------------
      Total cost of investments ............................   $1,058,606,705
                                                               ==============
      Value - Unaffiliated issuers .........................   $1,743,033,966
      Value - Non-controlled affiliated issuers (Note 10) ..       48,355,800
      Value - Sweep Money Fund (Note 7) ....................       19,696,012
                                                               --------------
      Total value of investments ...........................    1,811,085,778
   Foreign currency, at value (cost $3,616) ................            3,885
   Receivables:
      Investment securities sold ...........................        1,007,809
      Capital shares sold ..................................        5,184,223
      Dividends ............................................           18,478
   Other assets ............................................            1,490
                                                               --------------
         Total assets ......................................    1,817,301,663
                                                               --------------
Liabilities:
   Payables:
      Investment securities purchased ......................        7,423,705
      Capital shares redeemed ..............................        2,744,526
      Affiliates ...........................................        1,509,573
   Accrued expenses and other liabilities ..................          316,728
                                                               --------------
         Total liabilities .................................       11,994,532
                                                               --------------
            Net assets, at value ...........................   $1,805,307,131
                                                               ==============
Net assets consist of:
   Paid-in capital .........................................   $1,138,847,010
   Undistributed net investment loss .......................      (80,052,672)
   Net unrealized appreciation (depreciation) ..............      752,467,748
   Accumulated net realized gain (loss) ....................       (5,954,955)
                                                               --------------
            Net assets, at value ...........................   $1,805,307,131
                                                               ==============

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Gold and Precious Metals Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
July 31, 2009

CLASS A:
   Net assets, at value ...................................................   $1,297,171,989
                                                                              --------------
   Shares outstanding .....................................................       38,656,659
                                                                              --------------
   Net asset value per share(a) ...........................................   $        33.56
                                                                              --------------
   Maximum offering price per share (net asset value per share / 94.25%) ..   $        35.61
                                                                              --------------
CLASS B:
   Net assets, at value ...................................................   $   48,936,193
                                                                              --------------
   Shares outstanding .....................................................        1,525,814
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $        32.07
                                                                              --------------
CLASS C:
   Net assets, at value ...................................................   $  312,001,891
                                                                              --------------
   Shares outstanding .....................................................        9,640,391
                                                                              --------------
   Net asset value and maximum offering price per share(a) ................   $        32.36
                                                                              --------------
ADVISOR CLASS:
   Net assets, at value ...................................................   $  147,197,058
                                                                              --------------
   Shares outstanding .....................................................        4,241,205
                                                                              --------------
   Net asset value and maximum offering price per share ...................   $        34.71
                                                                              --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Gold and Precious Metals Fund

STATEMENT OF OPERATIONS
for the year ended July 31, 2009

Investment income:
   Dividends: (net of foreign taxes of $499,569)
      Unaffiliated issuers ...........................................................   $ 16,662,934
      Sweep Money Fund (Note 7) ......................................................        145,426
   Interest ..........................................................................         17,838
                                                                                         ------------
         Total investment income .....................................................     16,826,198
                                                                                         ------------
Expenses:
   Management fees (Note 3a) .........................................................      6,443,380
   Distribution fees: (Note 3c)
      Class A ........................................................................      2,413,371
      Class B ........................................................................        419,434
      Class C ........................................................................      2,372,405
   Transfer agent fees (Note 3e and 3f) ..............................................      2,947,166
   Custodian fees (Note 4) ...........................................................        138,592
   Reports to shareholders ...........................................................        274,191
   Registration and filing fees ......................................................        161,003
   Professional fees .................................................................         54,086
   Trustees' fees and expenses .......................................................         94,335
   Other .............................................................................         88,336
                                                                                         ------------
         Total expenses ..............................................................     15,406,299
                                                                                         ------------
         Expense reductions (Note 4) .................................................         (1,185)
                                                                                         ------------
            Net expenses .............................................................     15,405,114
                                                                                         ------------
               Net investment income .................................................      1,421,084
                                                                                         ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................      8,380,416
      Foreign currency transactions ..................................................     (1,256,097)
                                                                                         ------------
               Net realized gain (loss) ..............................................      7,124,319
                                                                                         ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................    (80,782,672)
      Translation of other assets and liabilities denominated in foreign currencies ..        (12,780)
                                                                                         ------------
               Net change in unrealized appreciation (depreciation) ..................    (80,795,452)
                                                                                         ------------
Net realized and unrealized gain (loss) ..............................................    (73,671,133)
                                                                                         ------------
Net increase (decrease) in net assets resulting from operations ......................   $(72,250,049)
                                                                                         ============

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Gold and Precious Metals Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED JULY 31,
                                                                   -------------------------------
                                                                        2009             2008
                                                                   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .............................   $    1,421,084   $   (1,201,751)
      Net realized gain (loss) from investments and foreign
         currency transactions .................................        7,124,319       40,039,868
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies .........      (80,795,452)     122,638,317
                                                                   --------------   --------------
            Net increase (decrease) in net assets resulting from
               operations ......................................      (72,250,049)     161,476,434
                                                                   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................................               --      (59,606,649)
         Class B ...............................................               --       (2,968,742)
         Class C ...............................................               --      (13,239,503)
         Advisor Class .........................................               --       (4,264,295)
      Net realized gains:
         Class A ...............................................       (4,210,163)     (56,393,008)
         Class B ...............................................         (219,402)      (3,268,164)
         Class C ...............................................       (1,115,501)     (14,261,659)
         Advisor Class .........................................         (463,119)      (3,861,237)
                                                                   --------------   --------------
   Total distributions to shareholders .........................       (6,008,185)    (157,863,257)
                                                                   --------------   --------------
   Capital share transactions: (Note 2)
         Class A ...............................................       50,994,016      292,702,634
         Class B ...............................................       (7,656,258)      (3,432,880)
         Class C ...............................................        8,530,945       81,576,070
         Advisor Class .........................................       24,968,634       52,919,737
                                                                   --------------   --------------
   Total capital share transactions ............................       76,837,337      423,765,561
                                                                   --------------   --------------
   Redemption fees .............................................            4,342           70,989
                                                                   --------------   --------------
            Net increase (decrease) in net assets ..............       (1,416,555)     427,449,727
Net assets:
   Beginning of year ...........................................    1,806,723,686    1,379,273,959
                                                                   --------------   --------------
   End of year .................................................   $1,805,307,131   $1,806,723,686
                                                                   ==============   ==============
Undistributed net investment loss included in net assets, end of
   year ........................................................   $  (80,052,672)  $           --
                                                                   --------------   --------------
Distributions in excess of net investment income included in net
   assets, end of year .........................................   $           --   $  (95,856,094)
                                                                   ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin Gold and Precious Metals Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Gold and Precious Metals Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                               26 | Annual Report

Franklin Gold and Precious Metals Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of July 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                               Annual Report | 27

Franklin Gold and Precious Metals Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                               28 | Annual Report

Franklin Gold and Precious Metals Fund

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                           YEAR ENDED JULY 31,
                                                        ---------------------------------------------------------
                                                                    2009                          2008
                                                        ---------------------------   ---------------------------
                                                           SHARES         AMOUNT         SHARES        AMOUNT
                                                        -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold ......................................    19,761,170   $ 525,006,148    16,455,560   $ 642,590,673
   Shares issued in reinvestment of distributions ...       211,521       3,703,733     2,793,112     101,724,854
   Shares redeemed ..................................   (18,759,944)   (477,715,865)  (11,792,878)   (451,612,893)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................     1,212,747   $  50,994,016     7,455,794   $ 292,702,634
                                                        ===========   =============   ===========   =============
CLASS B SHARES:
   Shares sold ......................................       400,007   $   8,645,037       387,880   $  14,588,592
   Shares issued in reinvestment of distributions ...        11,349         190,781       157,613       5,555,874
   Shares redeemed ..................................      (690,461)    (16,492,076)     (654,065)    (23,577,346)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................      (279,105)  $  (7,656,258)     (108,572)  $  (3,432,880)
                                                        ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold ......................................     3,800,768   $  94,749,188     3,931,713   $ 151,719,692
   Shares issued in reinvestment of distributions ...        55,244         937,498       636,766      22,649,772
   Shares redeemed ..................................    (3,609,311)    (87,155,741)   (2,482,227)    (92,793,394)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................       246,701   $   8,530,945     2,086,252   $  81,576,070
                                                        ===========   =============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold ......................................     2,800,927   $  69,888,421     1,692,601   $  68,221,162
   Shares issued in reinvestment of distributions ...        22,458         406,039       182,311       6,836,654
   Shares redeemed ..................................    (1,775,632)    (45,325,826)     (559,298)    (22,138,079)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................     1,047,753   $  24,968,634     1,315,614   $  52,919,737
                                                        ===========   =============   ===========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

                          SUBSIDIARY                                  AFFILIATION
-------------------------------------------------------------    ----------------------
Franklin Advisers, Inc. (Advisers)                               Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent


                               Annual Report | 29

Franklin Gold and Precious Metals Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         In excess of $15 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..  0.25%
Class B ..  1.00%
Class C ..  1.00%


                               30 | Annual Report

Franklin Gold and Precious Metals Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $600,176
Contingent deferred sales charges retained ......   $196,472

E. TRANSFER AGENT FEES

For the year ended July 31, 2009, the Fund paid transfer agent fees of $2,947,166, of which $1,936,791 was retained by Investor Services.

F. SPECIAL SERVICING AGREEMENT

Effective May 1, 2009, the Fund, which is an underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement with the Allocator Funds, pursuant to which the Fund pays a portion of eligible Allocator Funds' expenses, which include transfer agency and shareholder service costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds. The Allocator Funds and the Fund are either managed by Advisers or administered by FT Services. Expenses allocated to the Fund under the Special Servicing Agreement are included in transfer agent fees on the Statement of Operations, and the amount payable to the Allocator Funds is included in the payable to affiliates on the Statement of Assets and Liabilities. For the year ended July 31, 2009, the Fund was allocated expenses of $28,831.

The investment manager of the Fund has voluntarily agreed to limit the increase in the Fund's net annual operating expense ratio that results from the implementation of the Special Servicing Agreement at 0.02% through April 30, 2010.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                               Annual Report | 31

Franklin Gold and Precious Metals Fund

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2009, the Fund deferred realized currency losses of $952,657.

The tax character of distributions paid during the years ended July 31, 2009 and 2008, was as follows:

                                  2009          2008
                               ----------   ------------
Distributions paid from:
   Ordinary income .........   $       --   $ 79,118,657
   Long term capital gain ..    6,008,185     78,744,600
                               ----------   ------------
                               $6,008,185   $157,863,257
                               ==========   ============

At July 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...............................   $1,144,097,732
                                                      ==============
Unrealized appreciation ...........................      733,985,064
Unrealized depreciation ...........................      (66,997,018)
                                                      --------------
Net unrealized appreciation (depreciation) ........   $  666,988,046
                                                      ==============
Distributable earnings - undistributed long term
   capital gains ..................................   $      437,380
                                                      ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions, and non-deductible expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2009, aggregated $337,246,146 and $241,144,812, respectively.


                               32 | Annual Report

Franklin Gold and Precious Metals Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At July 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

  SHARES                             ISSUER                             ACQUISITION DATE      COST          VALUE
---------   ---------------------------------------------------------   ----------------   -----------   -----------
8,000,000   (a) Centamin Egypt Ltd., 144A ...........................        7/02/09       $10,748,891   $12,070,514
1,000,000   (b) Guyana Goldfields Inc., 144A ........................        6/05/09         2,456,563     3,443,375
  500,000   (b) Guyana Goldfields Inc., wts., 144A, 5/28/12 .........        6/05/09                --       421,507
4,000,000   (c) Romarco Minerals Inc., wts., 144A, 3/03/11 ..........        6/04/09                --     1,312,674
                                                                                                         -----------
               TOTAL RESTRICTED SECURITIES (0.96% of Net Assets) .....................................   $17,248,070
                                                                                                         ===========

(a) The Fund also invests in unrestricted securities of the issuer, valued at $44,140,842 as of July 31, 2009.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $8,883,837 as of July 31, 2009.

(c) The Fund also invests in unrestricted securities of the issuer, valued at $15,176,500 as of July 31, 2009.


                               Annual Report | 33

Franklin Gold and Precious Metals Fund

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended July 31, 2009, were as shown below.

                                              SHARES HELD                         SHARES HELD     VALUE
                                             AT BEGINNING    GROSS       GROSS       AT END       AT END      DIVIDEND    REALIZED
NAME OF ISSUER                                  OF YEAR    ADDITIONS  REDUCTIONS    OF YEAR      OF YEAR       INCOME   GAIN (LOSS)
--------------                               ------------  ---------  ----------  -----------  -----------    --------  -----------
NON-CONTROLLED AFFILIATES
B2Gold Corp. (Central Sun Mining Inc.) ....          --    3,105,100      --      3,974,528(a) $        --(b)    $--        $--
Guyana Goldfields Inc. ....................          --    2,500,000      --      2,500,000      8,883,837        --         --
Guyana Goldfields Inc., 144A ..............          --    1,000,000      --      1,000,000      3,443,375        --         --
Guyana Goldfields Inc., wts., 144A,
   5/28/12 ................................          --      500,000      --        500,000        421,507        --         --
Nevsun Resources Ltd. .....................     877,000    7,217,600      --      8,094,600     13,518,538        --         --
Platinum Group Metals Ltd. ................          --    3,000,000      --      3,000,000      3,256,634        --         --
Platinum Group Metals Ltd., 144A ..........          --    2,000,000      --      2,000,000      2,171,089        --         --
Platinum Group Metals Ltd., wts., 144A,
   12/16/10 ...............................          --    1,000,000      --      1,000,000        171,646        --         --
Romarco Minerals Inc. .....................          --    9,779,600      --      9,779,600      8,347,775        --         --
Romarco Minerals Inc., 144A ...............          --    8,000,000      --      8,000,000      6,828,725        --         --
Romarco Minerals Inc., wts., 144A,
   3/03/11 ................................          --    4,000,000      --      4,000,000      1,312,674        --         --
                                                                                               -----------       ---        ---
TOTAL AFFILIATED ISSUERS (2.68% of Net Assets) .............................................   $48,355,800       $--        $--
                                                                                               ===========       ===        ===

(a) Reflects the merger of Central Sun Mining Inc. into B2Gold as of April 1, 2009.

(b)  As of July 31, 2009, no longer an affiliate.

11. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $1,644 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended July 31, 2009, the Fund did not utilize the Global Credit Facility.


                               34 | Annual Report

Franklin Gold and Precious Metals Fund

12. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on August 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2009, in valuing the Fund's assets carried at fair value:

                                                LEVEL 1       LEVEL 2     LEVEL 3          TOTAL
                                            --------------   --------   -----------   --------------
ASSETS:
   Investments in Securities
   Equity Securities:(a)
      Gold Exploration and Development ..   $  242,936,255   $     --   $17,248,070   $  260,184,325
      Platinum & Palladium ..............      199,784,139    171,646            --      199,955,785
      All Other Equity Securities(b) ....    1,331,249,656         --            --    1,331,249,656
      Short Term Investments ............       19,696,012         --            --       19,696,012
                                            --------------   --------   -----------   --------------
   Total Investments in Securities ......   $1,793,666,062   $171,646   $17,248,070   $1,811,085,778
                                            ==============   ========   ===========   ==============

(a)  Includes common stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.


                               Annual Report | 35

Franklin Gold and Precious Metals Fund

12. FAIR VALUE MEASUREMENTS (CONTINUED)

At July 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                 NET CHANGE
                                                      NET CHANGE                                                IN UNREALIZED
                                                          IN                                                    APPRECIATION
                                          NET         UNREALIZED         NET         TRANSFER                  (DEPRECIATION)
                          BEGINNING     REALIZED     APPRECIATION     PURCHASES    IN (OUT) OF      ENDING     ON ASSETS HELD
                           BALANCE    GAIN (LOSS)   (DEPRECIATION)     (SALES)       LEVEL 3       BALANCE       AT YEAR END
                          ---------   -----------   --------------   -----------   -----------   -----------   --------------
ASSETS
   Equity Securities:
   Gold Exploration and
      Development .....      $--          $--         $4,042,616     $13,205,454       $--       $17,248,070   $4,042,616

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through September 17, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt


                               36 | Annual Report

Franklin Gold and Precious Metals Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GOLD AND PRECIOUS METALS FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Gold and Precious Metals Fund (the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2009


                               Annual Report | 37

Franklin Gold and Precious Metals Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $6,008,185 as a long term capital gain dividend for the fiscal year ended July 31, 2009.

At July 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the December 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In addition, in January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2009.


                               38 | Annual Report

Franklin Gold and Precious Metals Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------   ---------------   --------------------   ------------------------   -------------------------------
HARRIS J. ASHTON (1932)         Trustee           Since 1982             135                        Bar-S Foods (meat packing
One Franklin Parkway                                                                                company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)        Trustee           Since 2007             112                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                 Trustee           Since 2007             112                        Chevron Corporation (global
One Franklin Parkway                                                                                energy company) and ICO Global
San Mateo, CA 94403-1906                                                                            Communications (Holdings)
                                                                                                    Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)         Trustee           Since 2003             135                        Hess Corporation (exploration
One Franklin Parkway                                                                                and refining of oil and gas),
San Mateo, CA 94403-1906                                                                            H.J. Heinz Company (processed
                                                                                                    foods and allied products), RTI
                                                                                                    International Metals, Inc.
                                                                                                    (manufacture and distribution
                                                                                                    of titanium), Canadian National
                                                                                                    Railway (railroad) and White
                                                                                                    Mountains Insurance Group, Ltd.
                                                                                                    (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 39

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------   ---------------   --------------------   ------------------------   -------------------------------
FRANK W. T. LAHAYE (1929)       Trustee           Since 1968             112                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)           Trustee           Since 2005             135                        Hess Corporation (formerly,
One Franklin Parkway                                                                                Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                            (exploration and refining of
                                                                                                    oil and gas) and Sentient Jet
                                                                                                    (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee           Since 2007             143                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)           Lead              Trustee since 2006     112                        None
One Franklin Parkway            Independent       and Lead Independent
San Mateo, CA 94403-1906        Trustee           Trustee since 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------   ---------------   --------------------   ------------------------   -------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and       Trustee since 1976     135                        None
One Franklin Parkway            Chairman of the   and Chairman of the
San Mateo, CA 94403-1906        Board             Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               40 | Annual Report

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------   ---------------   --------------------   ------------------------   -------------------------------
**GREGORY E. JOHNSON (1961)     Trustee           Since 2007             91                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief             Chief Compliance       Not Applicable             Not Applicable
One Franklin Parkway            Compliance        Officer since 2004
San Mateo, CA 94403-1906        Officer and       and Vice President
                                Vice President    - AML Compliance
                                - AML             since 2006
                                Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)       Chief Executive   Since March 2009       Not Applicable             Not Applicable
One Franklin Parkway            Officer -
San Mateo, CA 94403-1906        Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)            Treasurer,        Since March 2009       Not Applicable             Not Applicable
One Franklin Parkway            Chief Financial
San Mateo, CA 94403-1906        Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)          Vice President    Since March 2009       Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)            Vice President    Since 2000             Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 41

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------   ---------------   --------------------   ------------------------   -------------------------------
RUPERT H. JOHNSON, JR. (1940)   President and     President since 2001   Not Applicable             Not Applicable
One Franklin Parkway            Chief Executive   and Chief Executive
San Mateo, CA 94403-1906        Officer -         Officer - Investment
                                Investment        Management since
                                Management        2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President    Since 2006             Not Applicable             Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 29 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President    Since 2005             Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDER-STANDING
OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               42 | Annual Report

Franklin Gold and Precious Metals Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 14, 2009, the Board of Trustees, including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund


                               Annual Report | 43

Franklin Gold and Precious Metals Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by Management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during


                               44 | Annual Report

Franklin Gold and Precious Metals Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended January 31, 2009, as well as the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional gold-oriented funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund, along with most of the other funds within such performance universe suffered a loss. On a comparative basis, the Lipper report showed the Fund's total return for the one-year period to be in the second-lowest quintile of the performance universe, and on an annualized basis to be in the middle quintile of such universe for the previous three-year period and the second-highest quintile of such universe for the previous five- and 10-year periods. The Board discussed with management the reasons for the Fund's performance during the one-year period, but believed its overall comparative performance was acceptable.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds consisting of the Fund and six other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that both the contractual investment management fee rate for the Fund, as well as its actual total expense ratio, was the least expensive of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this


                               Annual Report | 45

Franklin Gold and Precious Metals Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets;


                               46 | Annual Report

Franklin Gold and Precious Metals Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

0.50% on the next $150 million of assets and 0.45% on assets in excess of $250 million, with breakpoints continuing thereafter at the $7.5 billion asset level. The Fund had assets of approximately $1.2 billion on December 31, 2008, and the independent Trustees took into account management's position that the existing fee schedule was low and reflected anticipated economies of scale as shown in the favorable effective management fee and expense comparisons within its Lipper expense group. The Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 47

                       This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds AllocatioN Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN GOLD AND PRECIOUS METALS FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

132 A2009 09/09




ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $41,723 for the fiscal year ended July 31, 2009 and $44,865 for the fiscal year ended July 31, 2008.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended July 31, 2009 and $0 for the fiscal year ended July 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2009 and $1,390 for the fiscal year ended July 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2009 and $282,687 for the fiscal year ended July 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $6,000 for the fiscal year ended July 31, 2009 and $284,077 for the fiscal year ended July 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.          N/A


ITEM 6. SCHEDULE OF INVESTMENTS.                        N/A


ITEM 7. DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.                N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9. PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.              N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.


(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officerand Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GOLD AND PERCIOUS METALS FUND


By /s/LAURA F. FERGERSON
  ---------------------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance
      and Administration
Date  September 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  ---------------------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance
      and Administration
Date  September 25, 2009


By /s/GASTON GARDEY
  ---------------------------------------
      Gaston Gardey
      Chief Financial Officer and Chief
      Accounting Officer
Date  September 25, 2009